DIVIDEND GROWTH TRUST

Rising Dividend Growth Fund
Class A
Class C
Class I

Supplement to the Prospectus dated February 1, 2011
(as supplemented March 18, 2011 and June 30, 2011)

Supplement dated December 14, 2011

Effective December 9, 2011, Ms. Ying Wang will become part of the portfolio management team of the Rising Dividend Growth Fund.  The disclosure under Portfolio Management – Portfolio Management Team on page 8 of the Prospectus is supplemented as follows:

•	Ying Wang, Portfolio Manager of the Fund since December 9, 2011.

The disclosure under Management of the Fund – Portfolio Management Team on pages 13 and 14 of the Prospectus is supplemented as follows:

Ms. Ying Wang, Director of Research for the Advisor became a portfolio manager of the Fund on December 9, 2011.  Ms. Wang began working for the Advisor in 2008 as a research analyst.  Ms. Wang is an affiliated Chartered Financial Analyst (CFA) member and received her MBA from Georgia Southern University in 2008 and her BBA from Swiss Management University, Monteaux, Switzerland, in 2005.  Ms. Wang is fluent in Chinese.

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. The Fund’s Statement of Additional Information, dated February 1, 2011, as supplemented, has been filed with the Securities and Exchange Commission. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (888) 826-2520.

DIVIDEND GROWTH TRUST

Rising Dividend Growth Fund

Supplement to Statement of Additional Information
dated February 1, 2011 (as supplemented March 18, 2011 and June 30, 2011)

Supplement dated December 14, 2011

Effective December 9, 2011, Ms. Ying Wang will become part of the portfolio management team of the Rising Dividend Growth Fund.  The disclosure under Portfolio Management Team on pages 16 and 17 of the Statement of Additional Information is replaced by the following:

Portfolio Management Team

The Fund's portfolio management team is Thomas W.L. Cameron, Senior Portfolio Manager and former Chief Investment Officer of the Advisor; Jere E. Estes, current Chief Investment Officer, Senior Portfolio Manager and Director of Research for the Advisor; C. Troy Shaver, Jr, President, Chief Executive Officer, and Sr. Portfolio Manager of the Advisor; and Ying Wang, Director of Research of the Advisor.  Mr. Cameron and Mr. Estes have managed the Fund since its inception; Mr. Shaver was named to the team as of February 2010; and Ms. Wang was named to the team as of December 2011.  The team manages all other equity investment accounts. The following table lists the accounts managed by the portfolio management team as of November 30, 2011.    None of the accounts managed has an advisory fee based on the performance of the account.

	No. of Accounts	Total Assets of Accounts*	No. of Accounts Paying Performance Fee	Total Assets of Performance Fee Accounts*
Registered Investment	1	$161.1	0	$0
Companies

Other Pooled	5	$21.2	0	$0
Investment Vehicles

Other Accounts	973	$578.1	0	$0

*in millions of dollars

The following table provides information regarding shares of the Fund owned by each Portfolio Manager as of November 30, 2011.
Portfolio Manager	Dollar Range of Fund Shares
Thomas Cameron	over $100,000
Jere Estes	over $100,000
C. Troy Shaver, Jr.	$75,000 to $100,000
Ying Wang	$10,000 to $25,000

Each portfolio manager is responsible for management of the Fund and other investment accounts. The possibility of conflicts of interest may arise in the management of the Fund and these other accounts. The portfolio manager may have conflicts of interest in the allocation of investment opportunities and management time. Investment strategies and restrictions may apply that are different for the Fund than the other investment accounts. No accounts of the portfolio managers have performance fee structures. If conflicts of interest occur, the portfolio managers will exercise discretion that is equitable to all interested persons.

You should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s Prospectus dated February 1, 2011, as supplemented, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at (888) 826-2520.